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                                                                EXHIBIT 10.13(b)


                     AMENDMENT NO. 1 TO CREDIT AGREEMENT


        AMENDMENT dated as of December 15, 1994 among THE
TIMBERLAND COMPANY (the "Company"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY
TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                             W I T N E S E T H :


       WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of May 4, 1994
(the "Agreement"); and

       WHEREAS, the parties hereto desire to amend the Agreement as provided herein to permit the issuance by the Company of up to $106,000,000 aggregate principal amount of its 8.94% Senior Unsecured Notes due December 2001;

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1.  DEFINITIONS; REFERENCES.  Unless
otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

       SECTION 2.  AMENDMENT OF SECTION 1.01 OF THE
AGREEMENT.  Section 1.01 of the Agreement is hereby amended
by:

       (a)  amending the definitions of "Applicable
  Percentage" "Borrowing Base" and "Permitted Long-Term
  Debt" set forth therein to read in their entirety as follows:

            "'Applicable Percentage' means (i) for any day on or prior to September 28, 1995, 115%, (ii) for any day after September 28, 1995 and on or

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       prior to December 30, 1995, 105%, (iii) for any
       day after December 30, 1995 and on or prior to March 28, 1996, 100% and (iv) for any day after March 28, 1996, 75%.";

            "'Borrowing Base' means, for any day, an amount equal to (i) 85% of the aggregate amount of Eligible Receivables set forth in the Applicable
       Certificate for such day plus (ii) if such day is in the period, if any, designated by the Company by not less than two days prior notice to the Agent, of two consecutive Borrowing Base Periods in the period of six consecutive Borrowing Base
       Periods beginning in March and ending in September of each year, inclusive, 20% of the Footwear
       Inventory Component set forth in the Applicable
       Certificate for such day less (iii) the sum of (A) the aggregate principal amount of Permitted Long-
       Term Debt (other than up to $75,000,000 in aggregate principal amount of December 1994
       Private Placement Debt) incurred on or after the Effective Date and outstanding on such day and (B) the aggregate principal amount of Permitted Short-
       Term Debt outstanding on such day."; and

            "'Permitted Long-Term Debt' means Debt (other than Debt permitted under Section 5.08(b)) of the Company or any of its Subsidiaries that (A) does not mature or have any required sinking fund or other required payments of principal (other than (1) principal and interest on a standard mortgage basis for mortgages with terms, at the time such mortgages are entered into, of greater than 15 years and (2) the principal component of rental payments with respect to not more than $5,000,000 of capitalized leases, the terms of which are not, at the time such leases are entered into, less than five years), any mandatory redemptions or redemptions at the option of the holder thereof or any required increases in the rate of interest payable with respect thereto, in any such case prior to the first anniversary of the Termination
       Date or (B) consists of conventional construction loans incurred to finance the construction of real property improvements of the Company and its Subsidiaries.";

       (b)  deleting the definition of "Chase Credit
   Agreement" set forth therein; and


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       (c)  adding, in alphabetical sequence, new
  definitions of "December 1994 Private Placement Debt" and "1994 Private Placement Debt" to read in their entirety as follows:

            "`December 1994 Private Placement Debt' means
       Debt in an aggregate principal amount of up to $106,000,000 in respect of the Company's [8.94%
       Senior Unsecured Notes due December 2001] issued in December 1994."; and

            "`1994 Private Placement Debt' means April
       1994 Private Placement Debt and December 1994
       Private Placement Debt.".

       SECTION 3.  AMENDMENT OF SECTION 5.07 OF THE
AGREEMENT. Section 5.07 of the Agreement is hereby amended to read in its entirety as follows:

       "Section 5.07.  FIXED CHARGE COVERAGE RATIO.  The
  Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters will not be less than (a)
  2.0 to 1.0 for any such period ending on or prior to December 31, 1995 and (b) 2.25 to 1.0 for any such period ending thereafter.".

       SECTION 4.  AMENDMENT OF SECTION 5.08(a) OF THE
AGREEMENT. Section 5.08(a) of the Agreement is amended to read in its entirety as follows:

       "(a) Debt outstanding under this Agreement and the Notes;".

       SECTION 5.  AMENDMENT OF SECTION 5.15 OF THE
AGREEMENT. Section 5.15 of the Agreement is hereby amended to read in its entirety as follows:

       "SECTION 5.15.  RESTRICTIONS ON PREPAYMENTS OF AND
  AMENDMENTS TO CERTAIN DEBT. (a) Except with the proceeds of the issuance by the Company of (i)
  Permitted Long-Term Debt the average-life-to maturity of which is greater than that of the Debt being repaid or prepaid, (ii) shares of its common stock or (iii) in the case of Debt outstanding under any of the Note
  Agreements, each dated as of September 30, 1989 and between the Company and the Purchaser named in Schedule
  I thereto (each a "Note Agreement"), refinancing thereof permitted under Section 5.08(b), the Company will not, and will not permit any of its Subsidiaries to, voluntarily repay or prepay (A) any Debt


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  outstanding under any Note Agreement or (B) any 1994
  Private Placement Debt.

        (b) The Company will not consent to any amendment of the amount or date of any required repayment or prepayment of any Debt outstanding under any Note
  Agreement or any 1994 Private Placement Debt, except for an amendment of any such date to a date on or after the earlier of (A) the date of such required repayment or prepayment as in effect prior to such amendment and
  (B) the first anniversary of the Termination Date.".

        SECTION 6.  AMENDMENT OF SECTION 10.05 OF THE
AGREEMENT. Section 10.05 of the Agreement is hereby amended to read in its entirety as follows:

        "SECTION 10.05. SUBROGATION. Upon making any payment hereunder with respect to any Borrower other than the Company, the Company shall be subrogated to the rights of the payee against such Borrower with respect to such payment; provided that the Company shall not enforce any payment by way of subrogation until all amounts of principal of and interest on the Notes and all other amounts payable by the Borrowers under this Agreement have been paid in full.".

        SECTION 7.  GOVERNING LAW.  This Amendment shall
be governed by and construed in accordance with the laws of the State of New York.

        SECTION 8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on and as of the date (the "Effective Date") upon which:

        (a) the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

        (b) all principal of and interest on any Debt outstanding under, and any fees payable under, the Chase Credit Agreement (as defined in the Agreement prior to the Effective Date) shall have been paid in full and all commitments under such Chase Credit
  Agreement shall have been terminated.


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        IN WITNESS WHEREOF, the parties hereto have caused
this Amendment to be duly executed as of the date first above written.


                           THE TIMBERLAND COMPANY


                              /S/ CARDEN N. WELSH
                           By___________________________
                             Title:  Carden N. Welsh
                                     Treasurer


                           MORGAN GUARANTY TRUST COMPANY
                             OF NEW YORK


                              /S/ MICHAEL Y. LEDER
                           By___________________________
                             Title: Michael Y. Leder
                                    Vice President


                           ABN AMRO BANK N.V.


                              /S/ JAMES E. DAVIS
                           By___________________________
                             Title: James E. Davis
                                    Vice President

                              /S/ MONIQUE F. BAZOBERRY
                           By___________________________
                             Title: Monique F. Bazoberry
                                    Corporate Banking Officer

                           THE FIRST NATIONAL BANK OF
                             BOSTON


                              /S/ THOMAS F. FARLEY, JR.
                           By___________________________
                             Title: Thomas F. Farley, Jr.
                                    Director

                           BARCLAYS BANK PLC



                           By___________________________
                             Title:



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                           CHEMICAL BANK


                              /S/ BARRY K. BERGMAN
                           By___________________________
                             Title:  Barry K. Bergman
                                     Vice President

                           THE NORTHERN TRUST COMPANY


                              /S/ CURTIS C. TATHAM, III
                           By___________________________
                             Title:  Curtis C. Tatham, III
                                     Commercial Banking Officer

                           BANK HAPOALIM B.M.


                              /S/ NANCY J. LUSHAN
                           By___________________________
                             Title:  Nancy J. Lushan
                                     Vice President

                              /S/ AVIEL GUTHEIT
                           By___________________________
                             Title:  Aviel Gutheit
                                     First Vice President

                           MORGAN GUARANTY TRUST COMPANY
                             OF NEW YORK, as Agent


                              /S/ MICHAEL Y. LEDER
                           By___________________________
                             Title:  Michael Y. Leder
                                     Vice President




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